Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 31, 2008 by and between Gulfstream International Group, Inc., a Delaware corporation (the “Company”), and Shelter Island Opportunity Fund, LLC, or any Affiliate thereof designated by it (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1

Definitions.  In addition to the terms defined elsewhere in this Agreement:  (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debenture (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Adverse Effect” shall have the meaning ascribed to such term in Section 4.15.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Applicable Percentage” shall mean with respect to each Qualified Equity Offering, 50%, if the Equity Valuation on the date of the Offering Notice for such Qualified Equity Offering is equal to or greater than $10,000,000 but less than $15,000,000; 75%, if the Equity Valuation on the date of the Offering Notice for such Qualified Equity Offering is equal to or greater than $15,000,000 but less than $20,000,000; 90%, if the Equity Valuation on the date of the Offering Notice for such Qualified Equity Offering is equal to or greater than $20,000,000.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change of Control Transaction” shall have the meaning ascribed to such term in the Debenture.

“Closing” means the closing of the purchase and sale of the Debenture and the Warrant pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligation to purchase the Debenture and the Warrant and (ii) the Company’s obligation to deliver the Debenture and the Warrant have been satisfied or waived.

“Code Sharing Agreement” means each agreement between the Company or any Subsidiary and any airline that provides for the sharing of such airline’s designator code or for any other operating alliances with such airline.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Bryan Cave LLP and Thomas P. Cooper, General Counsel to the Company.

“Debenture” means the $5,100,000 Secured Original Issue Discount Debenture issued by the Company to the Purchaser at the Closing, in the form of Exhibit A hereto.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Equity Valuation” means, at any date, the product of the aggregate number of shares of Common Stock outstanding (calculated on a fully-diluted, as-converted basis) at such date, and the VWAP of the Common Stock at such date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FW” means Feldman Weinstein & Smith LLP, counsel to the Purchaser, with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Guarantors” shall mean each Subsidiary of the Company.

“Guaranties” shall mean the several Guaranties, each dated the date hereof, executed by each Guarantor to the Purchaser, in the form of Exhibit B attached hereto.

“Holdback Amount” shall mean $200,000, which amount represents the portion of the Subscription Amount not paid by the Purchaser to the Company at the Closing.

“Holdback Amount Depositary” shall mean Citibank, N.A..

 “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Offering Notice” shall have the meaning ascribed to such term in Section 4.15.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Put Agreement” means the Put Option Agreement, dated the date hereof, between the Company and the Purchaser, in the form of Exhibit C attached hereto.

“Put Note Shares” mean any shares of Common Stock that are issued upon conversion of any convertible promissory note issued by the Company to the Purchaser in accordance with the Put Agreement.

“Qualified Equity Issuance” means the issuance and sale by the Company, other than pursuant to an Exempt Issuance, of any Common Stock or Common Stock Equivalents no later than the first anniversary of the Closing Date for aggregate gross consideration of $5,000,000 or more, whether effected in one transaction or in a series of related transactions, or in an offering exempt from the registration requirements of the Securities Act or pursuant to a Registration Statement.

“Registration Statement” shall have the meaning ascribed to such term in Section 4.15.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of Put Note Shares and/or shares of Common Stock then issuable pursuant to the Warrant.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Debenture, the Warrant, the Warrant Shares and the Put Note Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated hereunder.

“Security Agreements” means the Security Agreements, each dated the date hereof, from each of the Company and the Subsidiaries to the Purchaser, in the form of Exhibits D-1 and D-2 attached hereto.

“Subscription Amount” means $4,750,000, which is the amount to be paid for the Debenture and the Warrant purchased hereunder.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a).

“Trading Day” means a day on which the Trading Markets are open for business.

“Trading Market” means the following markets or exchanges:  the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

“Transaction Documents” means this Agreement, the Guaranties, the Debenture, the Warrant, the Security Agreements, the Put Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transaction End Date” means September 12, 2008.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies:  (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for a period of twenty (20) Trading Days ending on such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for a period of twenty (20) Trading Days ending on such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Company.

“Warrant” mean the Common Stock Purchase Warrant, in the form of Exhibit E attached hereto delivered to the Purchaser at the Closing in accordance with Section 2.2(a) hereof, which Warrant shall be exercisable immediately and have a term of exercise equal to six years.

“Warrant Shares” means the shares of Common Stock issued and issuable upon exercise of the Warrant.

ARTICLE II.
PURCHASE AND SALE

2.1

Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase, the Debenture and the Warrant.  The Purchaser shall deliver (i) to the Company, via wire transfer or a certified check in immediately available funds, the amount of $4,550,000 and (ii) to the Holdback Amount Depositary, via wire transfer or a certified check in immediately available funds, the Holdback Amount, to be held subject to the provisions of the Holdback Amount Depositary Agreement, and the Company shall deliver to the Purchaser the Debenture and the Warrant and the other items set forth in Section 2.2 issuable at the Closing.  Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of FW, or such other location as the parties shall mutually agree.

2.2

Deliveries.

(a)

On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser (or as otherwise specified) the following:

(i)

this Agreement duly executed by the Company;

(ii)

a legal opinion of Company Counsel, which may be the Company’s General Counsel, in the form of Exhibit F attached hereto;

(iii)

the Debenture, duly executed by the Company;

(iv)

the Warrant registered in the name of the Purchaser to purchase up to 15% of the outstanding Common Stock at the Closing Date, calculated on a fully-diluted, as-converted basis, with an exercise price and subject to adjustment and reduction as specified therein;

(v)

resolutions duly adopted by the respective Boards of Directors of the Company and the Subsidiaries authorizing the transactions contemplated by the Transaction Documents;

(vi)

the Security Agreements duly executed by the Persons named therein;

(vii)

the Put Agreement, duly executed by the Company;

(viii)

by wire transfer to the account as specified in writing by the Purchaser, the amount of $95,000, representing payment of a collateral management fee;

(ix)

the Guaranties, duly executed by the Guarantors;

(x)

evidence that (i) the Company’s obligations to Wachovia Bank, and all Liens held by Wachovia Bank on any assets or property of the Company and the Subsidiaries, have been (or will be simultaneous with closing hereunder) paid in full and fully discharged, (ii) investors who are existing shareholders and/or the Company’s management have made an equity investment in the Company (or subordinated debt on terms satisfactory to the Purchaser) of not less than $1,000,000, and (iii) the Company has entered into a hedging arrangement that has a term of not less than six months with respect to an amount of aircraft fuel equal to not less than 20% of the Company’s forecasted monthly fuel usage (as set forth on Schedule 3.1(n) hereto) during the period covered by such arrangement;

(xi)

in the event that the financing required pursuant to Section 2.2(a)(x)(ii) is in the form of subordinated debt, a subordination agreement for the benefit of the Purchaser in form and substance satisfactory to the Purchaser; and

(xii)

a true and complete copy of each Code Sharing Agreement.

(b)

On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i)

this Agreement duly executed by the Purchaser;

(ii)

the Subscription Amount, less the Holdback Amount, by wire transfer to the account as specified in writing by the Company, and the Holdback Amount, by wire transfer to the Holdback Amount Depositary;

(iii)

the Put Agreement, duly executed by the Purchaser; and

(iv)

the Security Agreements, duly executed by the Purchaser.

2.3

Closing Conditions.

(a)

The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects when made and on the Closing Date (except for those that speak as of a specific date, which shall be true and correct in all material respects as of such date) of the representations and warranties of the Purchaser contained herein;

(ii)

all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)

the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)

The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects on the Closing Date (except for those that speak of a specific date, which shall be true and correct in all material respects as of such date) of the representations and warranties of the Company contained herein;

(ii)

all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)

the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)

there shall have been no Material Adverse Effect since the date hereof; and

(v)

if the Common Stock is traded on a Trading Market at the date hereof, from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in the case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Debenture and the Warrant at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company.  Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchaser concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby make the representations and warranties set forth below to the Purchaser.

(a)

Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of the Subsidiaries, free and clear of any Liens (other than in favor of the Purchaser), and all the issued and outstanding shares of capital stock of the Company and the Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)

Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  None of the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in the jurisdictions in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document or Code Sharing Agreement with Continental Airlines which is not waived or is not capable of being cured in 10 days, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s or any Subsidiary’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or the Company’s Code Sharing Agreement with Continental Airlines which is not waived or is not capable of being cured in 10 days (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)

Authorization; Enforcement.  Each of the Company and the Subsidiaries has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and Code Sharing Agreements to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of the Transaction Documents and Code Sharing Agreements by the Company and the Subsidiaries and the consummation by them of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and the Subsidiaries and no further action is required by the Company, the Subsidiaries, their respective boards of directors or stockholders in connection therewith other than the Required Approvals.  Each Transaction Document and Code Sharing Agreement to which the Company or a Subsidiary is a party has been (or upon delivery will have been) duly executed by them and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of theirs enforceable against them in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (iii) insofar as indemnification and contribution provisions may be limited by applicable law and (iv) as set forth on Schedule 3.1(c).

(d)

No Conflicts.  The execution, delivery and performance of the Transaction Documents and Code Sharing Agreements by the Company and the Subsidiaries, and the

consummation by them of the transactions contemplated hereby and thereby did not and will not:  (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents or (ii) subject to receipt of all Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of theirs is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of the Federal Aviation Administration and the United States Department of Transportation), or by which any property or asset of theirs is bound or affected; except in the case of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals.  Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority (including, without limitation, the Federal Aviation Administration and the United States Department of Transportation) or other Person in connection with the execution, delivery, assumption and performance by them of the Transaction Documents and Code Sharing Agreements to which any of them is a party, other than (i) the notice and/or application(s) to the applicable Trading Market for the issuance and sale of the Warrant Shares and the Put Note Shares and the listing of the Warrant Shares and the Put Note Shares for trading thereon in the time and manner required thereby, (ii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, (iii) filings required to perfect the security interest granted under the Security Agreements and (iv) the consents set forth on Schedule 3.1(e) hereof (collectively, the “Required Approvals”).

(f)

Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Warrant Shares and the Put Note Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares and Put Note Shares at least equal to the Required Minimum on the date hereof.

(g)

Capitalization.  The authorized and issued capitalization of the Company is as set forth on Schedule 3.1(g).  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities and as described on Schedule 3.1(g), there are no outstanding options, warrant, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors of the Company, or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)

SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)

Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP, (iii) the Company has not materially altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing stock option plans.

(j)

Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by the Board, any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign, including without limitation, the Federal Aviation Administration and the United States Department of Transportation) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, the Securities or any Code Sharing Agreement or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by any governmental authority (including without limitation, the Federal Aviation Administration and the United States Department of Transportation) involving the Company or any Subsidiary or any current or former director or officer of the Company or any Subsidiary.

(k)

Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary which could reasonably be expected to result in a Material Adverse Effect.

(l)

Compliance.  Subject to receipt of all Required Approvals, except as set forth on Schedule 3.1(l), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, any Code Sharing Agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body (including without limitation, the Federal Aviation Administration and the United States Department of Transportation), or (iii) is or has been in violation of any statute, rule or regulation any governmental authority, including without limitation all foreign, federal, state and local laws (including without limitation, the Federal Aviation

Administration and the United States Department of Transportation) applicable to its business and all such laws that affect the environment, except in the case as could not have or reasonably be expected to result in a Material Adverse Effect.  The Company and the Subsidiaries are in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants.

(m)

Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities (including without limitation, the Federal Aviation Administration and the United States Department of Transportation) necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)

Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses except as set forth on Schedule 3.1(n), and good and marketable title in all personal property owned by them that is material to their businesses, including without limitation those assets set forth on Schedule 3.1(n), in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties and (iii) Liens listed or disclosed on Schedule 3.1(n).  The Company’s forecasted monthly fuel usage for each of the six months after the Closing Date is as set forth on Schedule 3.1(n).

(o)

Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights necessary or material for use in connection with their respective businesses and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by them violates or infringes upon the rights of any Person.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(p)

Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged.

(q)

Transactions With Affiliates and Employees.  Except as set forth on Schedule 3.1(q), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in the case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(r)

Sarbanes-Oxley.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it.

(s)

Certain Fees.  Except as set forth on Schedule 3.1(s), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  To the knowledge of the Company, the Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)

Private Placement.  Assuming the accuracy of the Purchaser representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby.  Subject to receipt of all Required Approvals, the issuance and sale of the Warrant hereunder does not contravene the applicable rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(u)

Investment Company.  The Company is not, and is not an Affiliate of, and immediately after issuance of the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(v)

Registration Rights.  Other than as set forth in Schedule 3.1(v), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(w)

Listing and Maintenance Requirements.  Except as set forth in Schedule 3.1(w), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  Subject to receipt of all Required Approvals, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements to which it is now subject.

(x)

Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(y)

Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company.  All disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that the Purchaser has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z)

No Integrated Offering.  Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provision of any Trading Market on which any of the securities of the Company are listed or designated, except for the investment required by Section 2.2(a)(x) hereof.

1)

Solvency.  Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds of the Subscription Amount, the Company is solvent and has the necessary capital to pay its liabilities and obligations as they become due.

(bb)

Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and the Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(cc)

No General Solicitation.  Neither the Company nor any person acting on its behalf has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd)

Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on its behalf, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee)

Seniority.  As of the Closing Date no indebtedness or other claim against the Company is senior to the Debenture in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

(ff)

Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

3.2

Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)

Own Account.  The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law.

(b)

Purchaser Status.  At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, and on the date on which it exercises the Warrant it will be either:  (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1

Transfer Restrictions.  The Securities may only be disposed of in compliance with state and federal securities laws, and the certificates representing the Securities shall contain a legend to such effect, except that certificates evidencing the Put Note Shares and the Warrant Shares shall not contain any restrictive or other legend:  (i) while a registration statement (including a Registration Statement) covering the resale of such Security is effective under the Securities Act, or (ii) following any sale of such Put Note Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Put Note Shares or Warrant Shares are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company shall use commercially reasonable efforts to obtain a legal opinion to the Company’s transfer agent promptly after the occurrence of any of the foregoing events if required by the Company’s transfer agent to effect the removal of any legend on any of the Put Note Shares and Warrant Shares.  The Company agrees that following the occurrence of any of the foregoing events, it will, no later than three Trading Days following the delivery by the Purchaser to the Company or the Company’s transfer agent of a certificate representing Put Note Shares and Warrant Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Certificates for Put Note Shares and Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.  In addition to the Purchaser’s other available remedies, the Company shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Put Note Shares or Warrant Shares (based on the VMAP of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend, $5 per Trading Day for the 2nd Trading Day after the Legend Removal Date until such certificate is delivered without legend. Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Put Note Shares or Warrant Shares as required by the Transaction Documents, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, without the necessity of posting a bond.

4.2

Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.

4.3

Furnishing of Information.  As long as the Purchaser owns the Warrant, any Put Note Shares or any Warrant Shares, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as the Purchaser owns the Warrant, any Put Note Shares or any Warrant Shares, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Put Note Shares and Warrant Shares under Rule 144.  The Company further covenants that it will take such further action as any holder of the Warrant, any Put Note Shares or any Warrant Shares may reasonably request, to the extent required from time to time to enable such Person to sell Put Note Shares and Warrant Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.4

Integration.  Except for the investment required by Section 2.2(a)(x) hereof, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the applicable rules and regulations of any Trading Market.

4.5

Publicity.  The Company and the Purchaser shall consult with the other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication; it being understood and agreed however, that the Purchaser may place “tombstone” advertisements with respect to the transactions contemplated hereby without the Company’s consent.

4.6

Shareholder Rights Plan.  Except as may be required by reason of the fiduciary duties of the members of the Company’s Board of Directors, no claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

4.7

Non-Public Information.

(a)

Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(b)

The Purchaser covenants and agrees with the Company that, prior to receipt from the Company of any information the Company believes constitutes material non-public information (including but not limited to information pursuant to Sections 4.14 or 4.15), it will execute and deliver to the Company a written agreement regarding the confidentiality and use of such information.  The Purchaser confirms that the Company shall have no obligation to provide any information the Company believes constitutes material non-public information unless and until the Purchaser executes and delivers such agreement.

4.8

Use of Proceeds; Financial Calculations.  The Company shall use the net proceeds of the Subscription Amount received at Closing to repay indebtedness to Wachovia Bank, to pay expenses in connection with the transactions contemplated by this Agreement, for working capital for itself and the Subsidiaries and to finance the Company’s expansion into the Cleveland, Ohio market.  Unless otherwise specifically stated, all financial calculations required to be made pursuant to the Transaction Documents shall be made in accordance with GAAP.

4.9

Reimbursement.  If the Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by the Purchaser to or with any other stockholder), solely as a result of the Purchaser’s acquisition of the Securities under this Agreement, the Company agrees to reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.  The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser and any such Affiliate and any such Person.  The Company also agrees that neither the Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

4.10

Indemnification of Purchaser.  Subject to the provisions of this Section 4.10, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), the Persons who control the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (the, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made to the Purchaser in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser, or any of its Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).

4.11

Reservation and Listing of Securities.

(a)

The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance as Put Note Shares or pursuant to the Warrant in an amount equal to the Required Minimum.

(b)

If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

(c)

The Company shall, if and when applicable to the Common Stock:  (i) in the time and manner required by the principal Trading Market for the Common Stock, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchaser evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market; provided that if (x) the Common Stock shall not be eligible for listing or quotation for trading on the Trading Market on which it is listed as of the Closing Date solely as a result of the transactions contemplated by the Transaction Documents, the Company shall have 180 days from the date of such de-listing to cause the Required Minimum of the shares of Common Stock to become listed on any Trading Market or (ii) if the Trading Market on which the Common Stock is listed  as of the Closing Date refuses to list the Required Minimum of the shares of Common Stock solely as a result of the transactions contemplated by the Transaction Documents, the Company shall have 180 days from the date of such refusal to cause such listing to be effected on any Trading Market.

4.12

Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Purchaser.  The Company shall take such action as it shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

4.13

Certain Notices.  Within one Trading Day after the Company enters into any agreement, arrangement or understanding that could reasonably be expected to result in a Change of Control Transaction, the Company shall notify the Purchaser thereof and shall furnish the Purchaser with a copy of any writing evidencing such agreement, arrangement or understanding.  The Company shall further notify the Purchaser promptly of all events relating to any such Change of Control Transaction, including, without limitation, the consummation thereof.  The failure of the Company to provide any such notice or any defect therein shall not have any effect on the Company’s obligation to pre-pay the Debenture when required by the holder thereof in accordance with the terms thereof.

2)

Participation in Future Financings.

(a)

In connection with the issuance by the Company or any of its Subsidiaries of any promissory note, debenture or other debt security on terms that are equivalent to those provided in the Transaction Documents (a “Subsequent Financing”) at any time that any amount is owing to the Purchaser under the Debenture or any other Transaction Document, the Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(b)

At least 15 Trading Days prior to the closing of any Subsequent Financing, the Company shall deliver to the Purchaser a written notice of its intention to effect such Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask the Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of the Purchaser, and only upon a request by the Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one Trading Day after such request, deliver a Subsequent Financing Notice to the Purchaser.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be affected and shall include a term sheet or similar document relating thereto as an attachment, if such document is available.

(c)

If the Purchaser desires to participate in such Subsequent Financing, it must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the 10th Trading Day after it has received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser’s participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice.  If the Company receives no notice from the Purchaser as of such fifth Trading Day, the Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d)

If by 5:30 p.m. (New York City time) on the 10th Trading Day after the Purchaser has received the Pre-Notice, notification by the Purchaser of its willingness to participate in the Subsequent Financing (or to cause its designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e)

The Company must provide the Purchaser with a second Subsequent Financing Notice, and the Purchaser will again have the right of participation set forth above in this Section 4.14, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

(f)

Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of (i) an Exempt Issuance or (ii) an underwritten public offering of securities of the Company.

4.15

Qualified Equity Issuances.

(a)

In the event the Company seeks to consummate a Qualified Equity Issuance, the Company shall provide the Purchaser with not less than 15 Trading Days’ notice thereof.  Such notice (the “Offering Notice”) shall specify the aggregate proceeds the Company is seeking in such Qualified Equity Issuance, the expected number of shares of Common Stock or Common Stock Equivalents to be sold thereby, the offering price, the expected date of such Qualified Equity Issuance (which in no event shall be less than that 15 Trading Days from the date of such Offering Notice), the manner of sale of such Qualified Equity Issuance (public offering or private placement) and, if then known, the Persons to whom such shares of Common Stock or Common Stock Equivalents are to be sold in such Qualified Equity Issuance.  In the event a Qualified Equity Issuance is to be effectuated in a transaction exempt from registration under the Securities Act, the Purchaser shall, no later than the date of the closing of such Qualified Equity Issuance, exercise the Warrant in accordance with its terms with respect to, and shall sell in such Qualified Equity Issuance, the Applicable Percentage of the Warrant Shares on the terms set forth in the Offering Notice.  In the event a Qualified Equity Issuance is to be effected pursuant to a registration statement to be filed with the Commission under the Securities Act (a “Registration Statement”), the Company shall include in such Registration Statement the Applicable Percentage of the Warrant Shares and the Purchaser shall take all actions reasonably requested by the Company (including, without limitation, exercising the Warrant in accordance with its terms prior to consummation of the sale to be effected thereby) to effectuate the registration and sale of such Warrant Shares in accordance with the Registration Statement.  The Company shall not issue or sell for its own account or the account of any other Person in any Qualified Equity Issuance shares of Common Stock or Common Stock Equivalents until the Applicable Percentage of the Warrant Shares have been sold in each such Qualified Equity Issuance.  Prior to the first anniversary of the Closing Date, the Purchaser shall not sell, transfer or otherwise dispose of any Warrant Shares, other than pursuant to a Qualified Equity Issuance.  All fees and expenses incident to the performance of or compliance with this Section 4.15 shall be borne by the Company whether or not any Warrant Shares are sold pursuant to the Registration Statement or a Qualified Equity Issuance.

(b)

If a Qualified Equity Issuance is to be effected in an underwritten offering and the managing underwriters advise the Company that the inclusion of the Applicable Percentage of the Warrant Shares in the Registration Statement would cause an adverse effect on the success of such offering, based on market conditions or otherwise (an “Adverse Effect”), then the Company shall be required to include in such Registration Statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, unless otherwise agreed with any other holder prior to the date of this Agreement as set forth on Schedule 4.15(b), (i) first, the Applicable Percentage of the Warrant Shares; (ii) second, the shares of the Company to be sold thereby and (iii) third, the shares of all shareholders, on a pro rata basis, requesting registration and whose shares the Company is obligated by contract to include in the Registration Statement; provided that to the extent that the entire Applicable Percentage of the Warrant Shares are not included in the initial Registration Statement, the portion of the Applicable Percentage of the Warrant Shares not included shall be included in subsequent registration statements until all such Warrant Shares have been registered and sold.  If the Qualified Equity Issuance in which the Warrant Shares or are being included is a firm commitment underwritten offering, unless otherwise agreed by the Company, the Purchaser shall sell the Applicable Percentage of the Warrant Shares in such offering using the same underwriters and, subject to the provisions hereof, on the same terms and conditions as the other shares of Common Stock or Common Stock Equivalents that are included in such underwritten offering.  The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as promptly as is possible following it being filed with the Commission and to remain effective until the entire Applicable Percentage of the Warrant Shares subject thereto have been sold.  The Company shall indemnify and hold harmless each Purchaser Party to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any prospectus included therein or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4.15, except to the extent, but only to the extent, that such untrue statements or omissions referred to in (1) above are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, or to the extent that such information relates to the Purchaser or the Purchaser ‘s proposed method of distribution of Warrant Shares and was reviewed and expressly approved in writing by the Purchaser expressly for use in a Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto.

4.16

EBITDA Requirements.  The Company must have consolidated minimum quarterly EBITDA (as defined below and in accordance with GAAP) that complies with the following schedule:

The Company shall also maintain a rolling six month EBITDA average of $550,000 beginning for the period of January 1, 2011 through June 30, 2011 and continuing thereafter until the loan is repaid in full.  Additionally, the Company shall:

(b)

provide monthly financial statements to the Purchaser no later than 28 calendar days after the end of the preceding month;

(c)

maintain a minimum monthly eligible accounts receivable balance of $3,500,000 (eligible being defined as any payments that are less than 90 days past due); and

(d)

maintain minimum monthly cash balance of $750,000.

“EBITDA” means, for the applicable period, earnings before interest, taxes, depreciation and amortization of the Company and its consolidated Subsidiaries, determined in accordance with GAAP, consistently applied, plus (i) any provision for (or less any benefit from) income taxes, (ii) any deduction for interest expense, net of interest income, and (iii) depreciation and amortization expense. All determinations of the components of EBITDA shall confirmed in writing by the Company’s chief financial officer.

ARTICLE V.
MISCELLANEOUS

5.1

Termination.  This Agreement may be terminated by the Purchaser if the Closing has not been consummated on or before the Transaction End Date; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2

Fees and Expenses.  At the Closing, the Company shall pay FW the legal fees and expenses incurred by the Purchaser in connection with the preparation, execution and delivery of the Transaction Documents.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser and all fees and expenses of the Purchaser in enforcing its rights and remedies under the Transaction Documents and in connection with all amendments, modifications and waivers of the provisions of any Transaction Document.

5.3

Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5

Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.  The Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser”.

5.8

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

5.9

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10

Survival.  The representations, warranties, covenants and other agreements contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable for the applicable statue of limitations.

5.11

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by the party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.PDF” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.PDF” signature page were an original thereof.

5.12

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13

Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of an exercise of the Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice.

5.14

Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16

Payment Set Aside.  To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17

Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

5.18

Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of theirs and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19

Construction.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GULFSTREAM INTERNATIONAL GROUP, INC.	Address for Notice:

By:
Name:	3201 Griffin Road, 4th Floor
Title:	Ft. Lauderdale, Florida 33312

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SHELTER ISLAND OPPORTUNITY FUND , LLC	Address for Notice:
By: Shelter Island GP, LLC, its Manager

By:
Name:	One East 52nd Street
Title:	Sixth Floor
New York, NY 10022

With a copy to (which shall not constitute notice):
Feldman Weinstein & Smith LLP
420 Lexington Avenue
New York, New York 10170-0002
Telecopy: 212 997 4242
Attention: Saul H. Finkelstein, Esq.